UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07695)

The Hennessy Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

The Courtyard Square
750 Grant Avenue, Suite 100
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, CA 94945
(Name and address of agent for service)

1-800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Item 1. Report to Stockholders.

1

November 2004

Dear Hennessy Mutual Funds Shareholder:

As the fiscal year of the Hennessy Mutual Funds, Inc. draws to a close, the financial markets seem “all dressed up with nowhere to go.” Interest rates remain at historic lows, inflation is in check, job creation is stabilizing and corporations are seeing better earnings and increasing their spending and hiring. Yet, despite these strong financial fundamentals, investors just aren’t buying. Investors appear to lack confidence and enthusiasm in this otherwise strong economy. Whether it is the war in Iraq, the continued threat of terrorism or the price of oil, the market seems unsettled and content to wait and see what the future may hold. We believe that the lackluster performance of the markets this year should turn around in the final quarter as uncertainties become clearer and are eventually resolved. The fundamentals of a strong market exist, and if investors can muster some excitement, we should see significant improvement.

I have always believed that maintaining a long-term focus is critical to investing success. With the market poised for improvement, now is the time for prudent investors to accumulate high quality stocks and funds and stick with them. I believe we are entering into a more typical market cycle, one where investors should expect a more conservative annual gain of approximately 10%, which is historically what the market has produced. The returns we saw in 2003, 29% for the S&P 500 and 28% for the Dow, are not typical.

For the one-year period ending September 30, 2004, the Hennessy Cornerstone Growth Fund returned +10.74%, the Hennessy Focus 30 Fund returned +13.73% and the Hennessy Cornerstone Value Fund returned +19.83%. For the same period, the S&P 500 returned +13.87%. In general, large cap stocks underperformed both mid cap and small cap stocks over the past twelve months, yet among the Hennessy Mutual Funds, our large cap Cornerstone Value Fund had the highest returns and outperformed the S&P 500 and the Russell 1000. We attribute this strong performance in part to the gains of specific large cap dividend paying stocks in the Cornerstone Value portfolio such as ConocoPhillips and ChevronTexaco, both of which returned over 50% over the past year. The relative underperformance of the Cornerstone Growth Fund and Focus 30 Fund versus their benchmarks is attributed to the underperformance of specific stocks held in these two portfolios. These include stocks such as Primus Telecommunications Group Inc., AMR (parent of American Airlines) and Safeguard Scientifics Inc. in the Cornerstone Growth Fund and stocks such as Maxtor Corp. and Fred’s Inc. in the Focus 30 Fund. During the past six months, we rebalanced the Hennessy Focus 30 portfolio.

At Hennessy Funds, we remain committed to our proven, time-tested stock selection formulas, and foremost we are committed to our shareholders. Thank you for your trust and confidence, and should you have any questions or need more information, please don’t hesitate to call us at (800) 966-4354 or visit our website at www.hennessyfunds.com.

Best regards,

Neil Hennessy
President & Portfolio Manager

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the Schedule of Investments within this annual report for additional portfolio information, including percentages of holdings.

The S&P 500 and Russell 1000 Indices are unmanaged indices commonly used to measure the performance of U.S. Stocks. The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Index measures the performance of large-cap U.S. stocks. One cannot invest directly in an index.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice. 11/04

HENNESSY CORNERSTONE GROWTH FUND

This chart assumes an initial gross investment of $10,000 made on November 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

LIPPER SMALL-CAP GROWTH FUNDS INDEX — An unmanaged index which measures the composite performance of the 30 largest “small-cap growth” mutual funds, as categorized by Lipper, Inc.

RUSSELL 2000 INDEX — An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 INDEX — An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

AVERAGE ANNUAL TOTAL RETURN
PERIODS ENDED SEPTEMBER 30, 2004

	One Year	Five Years	Since Inception 11/1/96
Hennessy Cornerstone Growth Fund	10.74%	16.39%	15.15%
Lipper Small-Cap Growth Funds Index	8.17%	2.94%	5.32%
Russell 2000 Index	18.77%	7.41%	8.22%
S&P 500 Index	13.87%	(1.31)%	7.61%

HENNESSY CORNERSTONE VALUE FUND

This chart assumes an initial gross investment of $10,000 made on November 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

LIPPER MULTI-CAP VALUE FUNDS INDEX — An unmanaged index which measures the composite performance of the 30 largest “multi-cap value” mutual funds, as categorized by Lipper, Inc.

Russell 1000 Index — An unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the U.S. investable equity market.

S&P 500 INDEX — An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

AVERAGE ANNUAL TOTAL RETURN
PERIODS ENDED SEPTEMBER 30, 2004

	One Year	Five Years	Since Inception 11/1/96
Hennessy Cornerstone Value Fund	19.83%	5.58%	6.88%
Lipper Multi-Cap Value Funds Index	17.61%	5.90%	8.62%
Russell 1000 Index	13.90%	(0.66)%	7.70%
S&P 500 Index	13.87%	(1.31)%	7.61%

HENNESSY FOCUS 30 FUND

This chart assumes an initial gross investment of $10,000 made on September 17, 2003 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

S&P MIDCAP 400 INDEX — An unmanaged capitalization-weighted index of 400 stocks designed to measure performance of mid-sized companies through changes in the aggregate market value of the 400 stocks which represent all major industries.

S&P 500 INDEX — An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

AVERAGE ANNUAL TOTAL RETURN
PERIODS ENDED SEPTEMBER 30, 2004

	One Year	Since Inception 9/17/03*
Hennessy Focus 30 Fund	13.73%	8.35%
S&P Midcap 400 Index	17.55%	12.50%
S&P 500 Index	13.87%	8.84%

*	On September 17, 2003, the SYM Select Growth Fund merged into the Hennessy Focus 30 Fund. Due to the change in advisor and investment technique, performance is being quoted for the period after the merger.

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2004

	Hennessy Cornerstone Growth Fund	Hennessy Cornerstone Value Fund	Hennessy Focus 30 Fund
ASSETS:
Investments, at value (cost $1,306,566,170, $192,306,364 and $50,162,789, respectively)(1)	$1,300,829,540	$194,284,294	$51,549,629
Cash	—	29,967	—
Income receivable	5,421	634,426	10,744
Receivable for fund shares sold	1,670,042	2,050	1,400
Prepaid expenses and other assets	75,056	33,411	12,058
Total Assets	1,302,580,059	194,984,148	51,573,831
LIABILITIES:
Collateral for securities loaned	434,049,691	136,174	—
Loan payable	386,000	—	—
Payable for fund shares redeemed	1,001,262	19,489	388,948
Payable to Adviser	523,040	119,079	41,536
Payable to Administrator	371,336	88,348	22,517
Payable to Auditor	24,767	20,856	16,595
Accrued expenses and other payables	196,765	13,047	10,313
Other liabilities (See Note 9)	—	101,463	—
Total Liabilities	436,543,861	498,456	479,909
NET ASSETS	$866,036,198	$194,485,692	$51,093,922

NET ASSETS CONSIST OF:
Capital stock	$701,761,787	$338,017,115	$57,747,978
Accumulated undistributed net investment income	—	3,167,762	—
Accumulated undistributed net realized gain (loss) on investments	170,011,041	(148,677,115)	(8,040,896)
Unrealized net appreciation (depreciation) on investments	(5,736,630)	1,977,930	1,386,840
Total Net Assets	$866,036,198	$194,485,692	$51,093,922
Shares authorized ($.0001 par value)	25,000,000,000	25,000,000,000	25,000,000,000
Shares issued and outstanding	45,400,502	15,727,367	5,817,434
Net asset value, offering price and redemption price per share	$19.08	$12.37	$8.78

(1)	Market value of securities on loan $414,088,368, $258 and $0, respectively.

See notes to the financial statements.

STATEMENTS OF OPERATIONS

Year Ended September 30, 2004

	Hennessy Cornerstone Growth Fund	Hennessy Cornerstone Value Fund	Hennessy Focus 30 Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $4,932, $34,364 and $0, respectively)	$4,116,630	$4,676,025	$214,724
Interest income	186,839	17,560	20,594
Securities lending income	726,402	9,954	—
Total investment income	5,029,871	4,703,539	235,318
EXPENSES:
Investment advisory fees	6,575,291	931,767	487,961
Administration, fund accounting, custody and transfer agent fees	2,285,571	339,969	131,749
Service fees	888,553	125,915	—
Federal and state registration fees	38,670	7,504	14,085
Audit fees	51,807	7,688	16,736
Legal fees	11,280	10,646	9,898
Reports to shareholders	102,907	14,148	3,690
Directors’ fees and expenses	8,723	6,369	7,183
Sub-transfer agent expenses	1,029,450	34,855	12,087
Insurance expense	45,837	5,898	1,353
Interest expense and commitment fees (See Note 6)	35,739	1,031	—
Other	1,299	917	911
Total expenses	11,075,127	1,486,707	685,654
Expense Reimbursement by Advisor	—	—	(321)
Net Expenses	11,075,127	1,486,707	685,333
NET INVESTMENT INCOME (LOSS)	$(6,045,256)	$3,216,832	$(450,015)
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on investments	$260,819,119	$976,738	$1,712,086
Change in unrealized appreciation (depreciation) on investments	(178,544,729)	1,071,719	3,113,471
Net gain on investments	82,274,390	2,048,457	4,825,557
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,229,134	$5,265,289	$4,375,542

See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Hennessy Cornerstone Growth Fund
	Year Ended September 30, 2004	Year Ended September 30, 2003
OPERATIONS:
Net investment loss	$(6,045,256)	$(3,179,428)
Net realized gain (loss) on securities	260,819,119	(44,057,725)
Change in unrealized appreciation (depreciation) on securities	(178,544,729)	205,396,621
Net increase in net assets resulting from operations	76,229,134	158,159,468

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	(15,011,940)
	—	(15,011,940)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed	278,038,137	397,808,244
Proceeds from shares issued in connection with the Lindner Funds merger	15,352,072	—
Dividends reinvested	—	14,479,431
Redemption fees retained	171,968	—
Cost of shares redeemed	(255,741,417)	(145,812,892)
Net increase in net assets derived from capital share transactions	37,820,760	266,474,783
TOTAL INCREASE IN NET ASSETS	114,049,894	409,622,311
NET ASSETS:
Beginning of year	751,986,304	342,363,993
End of year	$866,036,198	$751,986,304
Undistributed net investment income (loss), end of year	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	14,598,984	27,858,357
Shares issued in connection to the acquisition of Lindner Funds	795,750	—
Shares issued to holders as reinvestment of dividends	—	1,039,442
Shares redeemed	(13,629,312)	(10,538,371)
Net increase	1,765,422	18,359,428

See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Hennessy Cornerstone Value Fund
	Year Ended September 30, 2004	Year Ended September 30, 2003
OPERATIONS:
Net investment income	$3,216,832	$391,455
Net realized gain (loss) on securities	976,738	(1,620,212)
Change in unrealized appreciation on securities	1,071,719	4,612,282
Net increase in net assets resulting from operations	5,265,289	3,383,525
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(421,282)	(360,831)
From net realized gains	—	—
	(421,282)	(360,831)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed	7,462,844	5,532,084
Proceeds from shares issued in connection with the Lindner Funds merger	179,367,979	—
Dividends reinvested	407,298	349,662
Redemption fees retained	4,089	—
Cost of shares redeemed	(17,914,176)	(4,366,773)
Net increase in net assets derived from capital share transactions	169,328,034	1,514,973
TOTAL INCREASE IN NET ASSETS	174,172,041	4,537,667
NET ASSETS:
Beginning of year	20,313,651	15,775,984
End of year	$194,485,692	$20,313,651
Undistributed net investment income, end of year	$3,167,762	$372,212
CHANGES IN SHARES OUTSTANDING:
Shares sold	624,832	578,931
Shares issued in connection to the acquisition of Lindner Funds	14,615,807	—
Shares issued to holders as reinvestment of dividends	34,871	36,806
Shares redeemed	(1,480,254)	(446,052)
Net increase	13,795,256	169,685

See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Hennessy Focus 30 Fund
	Year Ended September 30, 2004	January 1, 2003 to September 30, 2003(1)	Year Ended December 31, 2002
OPERATIONS:
Net investment loss	$(450,015)	$(132,022)	$(73,185)
Net realized gain (loss) on securities	1,712,086	4,642,882	(10,144,772)
Change in unrealized appreciation (depreciation) on securities	3,113,471	(55,239)	(2,684,534)
Net increase (decrease) in net assets resulting from operations	4,375,542	4,455,621	(12,902,491)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—	—
From net realized gains	—	—	—
	—	—	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed	24,923,015	6,929,875	11,445,318
Dividends reinvested	—	—	—
Redemption fees retained	11,733	—	—
Cost of shares redeemed	(11,503,642)	(6,607,587)	(13,262,933)
Net increase (decrease) in net assets derived from capital share transactions	13,431,106	322,288	(1,817,615)
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,806,648	4,777,909	(14,720,106)
NET ASSETS:
Beginning of period	33,287,274	28,509,365	43,229,471
End of period	$51,093,922	$33,287,274	$28,509,365
Undistributed net investment income (loss), end of period	$—	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,846,070	919,363	1,465,603
Shares issued to holders as reinvestment of dividends	—	—	(1,831,311)
Shares redeemed	(1,340,339)	(907,302)	—
Net increase (decrease)	1,505,731	12,061	(365,708)

(1)	Fiscal year end was changed from December 31st to September 30th.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

	Hennessy Cornerstone Growth Fund
	Year Ended September 30,
	2004	2003	2002	2001	2000
PER SHARE DATA:
Net asset value, beginning of year	$17.23	$13.55	$13.98	$19.48	$12.36
Income from investment operations:
Net investment loss(1)	(0.13)	(0.07)	(0.07)	(0.09)	(0.16)
Net realized and unrealized gains (losses) on securities	1.98	4.23	0.67	(1.91)	7.28
Total from investment operations	1.85	4.16	0.60	(2.00)	7.12
Less Distributions:
Dividends from realized capital gains	—	(0.48)	(1.03)	(3.50)	—
Total distributions	—	(0.48)	(1.03)	(3.50)	—
Redemption fees retained(2)	—	—	—	—	—
Net asset value, end of year	$19.08	$17.23	$13.55	$13.98	$19.48
TOTAL RETURN	10.74%	31.67%	4.47%	(10.95)%	57.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$866.0	$752.0	$342.4	$155.5	$182.5
Ratio of expenses to average net assets	1.25%	1.27%	1.10%	1.11%	1.18%
Ratio of net investment loss to average net assets	(0.68)%	(0.60)%	(0.73)%	(0.60)%	(0.90)%
Portfolio turnover rate	106.97%	74.80%	70.33%	103.33%	95.28%

(1)	Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.

(2)	Amount is less than $0.01.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

	Hennessy Cornerstone Value Fund
	Year Ended September 30,
	2004	2003	2002	2001	2000
PER SHARE DATA:
Net asset value, beginning of year	$10.51	$8.95	$10.91	$10.29	$11.90
Income from investment operations:
Net investment income	0.31 (1)	0.21	0.25	0.24	0.32
Net realized and unrealized gains (losses) on securities	1.76	1.55	(1.95)	0.52	(0.18)
Total from investment operations	2.07	1.76	(1.70)	0.76	0.14
Less Distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.26)	(0.14)	(0.47)
Dividends from net realized gains	—	—	—	—	(1.28)
Total distributions	(0.21)	(0.20)	(0.26)	(0.14)	(1.75)
Redemption fees retained(2)	—	—	—	—	—
Net asset value, end of year	$12.37	$10.51	$8.95	$10.91	$10.29
TOTAL RETURN	19.83%	19.88%	(16.05)%	7.38%	1.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$194.5	$20.3	$15.8	$20.4	$17.5
Ratio of expenses to average net assets	1.18%	1.51%	1.43%	1.74%	1.85%
Ratio of net investment income to average net assets	2.56%	2.10%	2.12%	2.12%	2.36%
Portfolio turnover rate	8.20%	57.29%	76.93%	78.01%	86.13%

(1)	Calculated using average shares outstanding during year.

(2)	Amount is less than $0.01.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

	Hennessy Focus 30 Fund(1)
	Year Ended September 30, 2004		January 1, 2003 through September 30, 2003(1)		Year Ended December 31, 2002	January 2, 2001* through December 31, 2001
PER SHARE DATA:
Net asset value, beginning of period	$7.72		$6.63		$9.27	$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.03)		(0.02)	(0.02)
Net realized and unrealized gains (losses) on securities	1.14		1.12		(2.62)	(0.71)
Total from investment operations	1.06		1.09		(2.64)	(0.73)
Less Distributions:
Dividends from net investment income	—		—		—	—
Dividends from net realized gains	—		—		—	—
Total distributions	—		—		—	—
Redemption fees retained(2)	—		—		—	—
Net asset value, end of period	$8.78		$7.72		$6.63	$9.27
TOTAL RETURN	13.73%		16.44%		(28.48)%	(7.30)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$51.1		$33.3		$28.5	$43.2
Ratio of expenses to average net assets:
Before expense reimbursement	1.41%		1.59%		1.54%	1.80%
After expense reimbursement	1.41	%(3)	1.49	%(3)	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(0.92)%		(0.67)%		(0.24)%	(0.62)%
After expense reimbursement	(0.92)%		(0.57)%		(0.20)%	(0.32)%
Portfolio turnover rate	113.13%		356.77%		291.00%	210.00%

*	Commencement of operations.

(1)	The financial highlights set forth herein include the historical financial highlights of the SYM Select Growth Fund. The assets of the SYM Select Growth Fund were acquired by the Hennessy Focus 30 Fund on September 17, 2003. At the time of the merger the Adviser also changed from SYM Financial Corporation to Hennessy Advisors, Inc. Effective September 30, 2003 the Fund changed it’s fiscal year end to September from December.

(2)	Amount is less than $0.01.

(3)	On September 17, 2003 the Hennessy Focus 30 Fund instituted an expense cap of 1.45% of the average daily net assets of the Focus 30 Fund until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc.

See notes to the financial statements.

Hennessy Cornerstone Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2004

Number of Shares		Value
	COMMON STOCKS — 99.48%
	Aerospace/Defense — 1.72%
1,305,600	Orbital Sciences Corporation*+	$14,909,952
	Airlines — 1.05%
1,236,600	AMR Corporation*+	9,064,278
	Aluminum Foundries & Equipment — 2.26%
706,200	Century Aluminum Company*+	19,582,926
	Apparel — 1.95%
452,100	Oxford Industries, Inc.+	16,840,725
	Auto Parts — 3.18%
786,700	Dana Corporation+	13,916,723
609,200	TBC Corporation*	13,609,528
		27,526,251
	Building Materials — 2.04%
970,800	USG Corporation*+	17,697,684
	Business Services — 3.93%
1,579,000	Earthlink, Inc.*+	16,263,700
1,269,200	Labor Ready, Inc.*+	17,794,184
		34,057,884
	Communication Equipment — 4.22%
3,129,600	Alamosa Holdings, Inc.*+	23,910,144
813,600	Checkpoint Systems, Inc.*+	12,667,752
		36,577,896
	Computer Equipment & Software — 2.99%
3,052,400	Safeguard Scientific, Inc.*+	5,707,988
316,800	Scansource, Inc.*+	20,211,840
		25,919,828
	Construction Equipment — 2.10%
1,083,600	JLG Industries, Inc.+	18,204,480
	Electric, Gas, Sanitary Services — 3.66%
2,030,200	Quanta Services, Inc.*+	12,282,710
2,164,500	Sierra Pacific Resources*+	19,372,275
		31,654,985

See notes to the financial statements.

Hennessy Cornerstone Growth Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronics & Components — 5.19%
625,900	Arrow Electronics, Inc.*+	$14,132,822
671,500	Avnet, Inc.*+	11,496,080
1,156,600	Sanmina Sci Corporation*	8,154,030
2,248,700	Solectron Corporation*+	11,131,065
		44,913,997
	Engines & Motors — 4.99%
462,500	Actuant Corporation — Class A*+	19,059,625
326,700	Cummins, Inc.+	24,139,863
		43,199,488
	Engineering & Construction — 2.09%
1,531,600	McDermott International, Inc.*	18,072,880
	Food, Beverage & Tobacco — 4.71%
735,300	Chiquita Brands International*+	12,801,573
1,032,000	Pilgrims Pride Corporation+	27,946,560
		40,748,133
	Forest Products & Paper — 2.51%
838,400	Louisiana-Pacific Company	21,756,480
	Healthcare-Services — 10.03%
2,071,400	Beverly Enterprises, Inc.*+	15,680,498
390,800	Coventry Health Care, Inc.*+	20,856,996
545,400	Pacificare Health Systems, Inc.*+	20,016,180
632,300	Sierra Health Services*+	30,306,139
		86,859,813
	Housing — 5.44%
650,600	D.R. Horton+	21,541,366
287,500	William Lyon Homes, Inc.*+	25,558,750
		47,100,116
	Insurance — 3.25%
498,900	Allmerica Financial Corporation*	13,410,432
499,600	Infinity Property & Casualty	14,753,188
		28,163,620

See notes to the financial statements.

Hennessy Cornerstone Growth Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Number of Shares		Value
	COMMON STOCKS (Continued)
	Metal Fabricate/Hardware — 3.34%
605,800	Carpenter Technology	$28,920,892
	Mining Machinery — 2.61%
658,000	Joy Global, Inc.	22,622,040
	Oil & Gas Services — 3.88%
1,136,900	Tesoro Petroleum Corporation*+	33,572,657
	Retail — 12.06%
800,800	Cash America International, Inc.	19,587,568
674,800	Dick’s Sporting Goods, Inc.*+	24,036,376
539,400	Finish Line — Class A+	16,678,248
688,000	Foot Locker, Inc.+	16,305,600
452,100	Nordstrom, Inc.	17,288,304
3,004,800	Rite Aid Corporation*+	10,576,896
		104,472,992
	Semiconductors & Circuit Boards — 1.39%
1,180,200	Infineon Technologies — ADR*+	12,061,644
	Telecommunication — 5.38%
1,001,600	Alcatel — ADR*+	11,748,768
1,394,800	Primus Telecomunications GR*+	2,050,356
1,478,100	Telesystem Inernational Wireless, Inc.*	13,982,826
733,100	Western Wireless Corporation — Class A*+	18,848,001
		46,629,951
	Transportation & Equipment — 3.51%
342,600	Navistar International*+	12,741,294
642,100	Wabash National Corporation*+	17,638,487
		30,379,781
	Total Common Stocks (Cost $867,248,003)	861,511,373

See notes to the financial statements.

Hennessy Cornerstone Growth Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Principal Amount		Value
	SHORT-TERM OBLIGATIONS — 50.73%
	Commercial Paper — 22.52%
$11,596,362	Blue Grass, C.P., 1.881%, due 05/18/2005^	$11,596,362
16,994,668	Concord Min Cap C.P., 1.730%, due 10/08/2004^	16,994,668
11,963,247	Ford Credit Floor Plan, C.P., 1.655%, due 10/22/2004^	11,963,247
16,994,668	Goldman Sachs, C.P., 1.955%, due 04/22/2005^	16,994,668
3,998,745	Independence, C.P., 1.830%, due 01/18/2005^	3,998,745
11,996,236	Lakeside Funding, C.P., 1.790%, due 10/08/2004^	11,996,236
5,998,422	Landesbank Baden Wurtemberg, C.P., 1.480%, due 11/12/2004^	5,998,422
8,997,177	Leafs LLC, C.P., 1.821%, due 04/20/2005^	8,997,177
19,666,217	Liquid Funding Ltd., C.P., 1.742%, due 10/12/2004^	19,666,217
4,998,432	Lloyds Bank, C.P., 1.460%, due 11/17/2004^	4,998,432
7,987,441	Main St. Wrehse, C.P., 1.742%, due 10/04/2004^	7,987,441
9,983,068	Main St. Wrehse, C.P., 1.843%, due 10/20/2004^	9,983,068
17,957,406	MBNA Credit, C.P., 1.764%, due 10/26/2004^	17,957,406
3,998,745	Morgan Stanley, C.P., 1.955%, due 12/08/2004^	3,998,745
11,996,236	Morgan Stanley, C.P., 1.955%, due 03/07/2005^	11,996,236
11,980,041	Park Granada LLC, C.P., 1.622%, due 10/01/2004^	11,980,041
7,935,844	Sigma Finance, C.P., 1.512%, due 11/29/2004^	7,935,844
9,994,864	Sigma Finance, C.P., 1.945%, due 05/17/2005^	9,994,864
	Total Commercial Paper (Cost $195,037,819)	195,037,819
	Corporate Bonds & Notes — 11.44%
$14,995,295	Allstate Life Global, 1.750%, due 07/15/2009^	14,995,295
9,996,864	Bayer Lndbk NY, 1.830%, due 06/24/2005^	9,996,864
17,994,354	Halogen Funding Co. LLC, 1.800%, due 10/18/2005^	17,994,354
8,997,177	Lloyds Institutional C.D., 1.18%, due 10/27/2004^	8,997,177
2,999,059	Metlife Global Funding, 1880%, due 10/28/2005^	2,999,059
11,992,001	Natexis Banq NY C.D., 1.920%, due 07/12/2005^	11,992,001
2,999,059	Premium Asset Trust, 1.740%, due 07/01/2005^	2,999,059
9,996,864	Rabobank Nederland C.D., 2.015%, due 03/02/2005^	9,996,864
8,997,177	Svenska Handlsbnkn AN C.D., 1.170%, due 10/21/2004^	8,997,177
10,068,934	West LB C.D., 1.410%, due 10/18/2004^	10,068,934
	Total Corporate Bonds & Notes (Cost $99,036,784)	99,036,784

See notes to the financial statements.

Hennessy Cornerstone Growth Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Principal Amount		Value
	SHORT-TERM OBLIGATIONS (Continued)
	Corporate Paydown Security — 1.15%
$ 9,996,864	REMAC, 1.867%, due 03/12/2005^	$9,996,864
	Total Corporate Paydown Security (Cost $9,996,864)	9,996,864
	Repurchase Agreements — 15.01%
29,990,591	CS First Boston Repo., 1.920%, dated 09/30/2004,
	matures 10/01/04, repurchase price $29,992,191
	(collateralized by Federal Mortgage Securities $30,594,507)^	29,990,591
19,993,727	CS First Boston Repo., 1.936%, dated 09/30/2004,
	matures 10/01/04, repurchase price $19,994,802
	(collateralized by Private Mortgage Securities $20,993,484)^	19,993,727
4,998,432	CS First Boston Repo., 1.936%, dated 09/30/2004,
	matures 10/01/04, repurchase price $4,998,701
	(collateralized by Private Mortgage Securities $5,248,823)^	4,998,432
34,989,023	Lehman Brothers Repo., 2.000%, dated 09/30/2004,
	matures 10/01/04, repurchase price $34,990,967
	(collateralized by Corporate Bonds $38,488,800)^	34,989,023
39,987,454	Morgan Stanley Repo., 1.920%, dated 09/30/2004,
	matures 10/01/04, repurchase price $39,989,587
	(collateralized by Government Mortgage Securities $40,350,336)^	39,987,454
	Total Repurchase Agreements (Cost $129,959,227)	129,959,227
	Discount Notes — 0.61%
5,275,000	Federal Home Loan Bank Discount Note, 1.0000%, due 10/01/2004	5,275,000
	Total Discount Notes (Cost $5,275,000)	5,275,000
	Variable Rate Demand Notes# — 0.00%
1,238	American Family Financial Services, Inc., 1.4525%	1,238
1,238	Wisconsin Corporate Central Credit Union, 1.5100%	1,238
	Total Variable Rate Demand Notes (Cost $2,476)	2,476

See notes to the financial statements.

Hennessy Cornerstone Growth Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Number of Shares		Value
	SHORT-TERM OBLIGATIONS (Continued)
	Money Market Fund — 0.00%
9,997	Merrill Lynch Premier Institutional Fund^	$9,997
	Total Money Market Fund (Cost $9,997)	9,997
	Total Short-Term Investments (Cost $439,318,167)	439,318,167
	Total Investments — 150.21% (Cost $1,306,566,170)	1,300,829,540
	Other Liabilities and Assets, Net — (50.21%)	(434,793,342)
	NET ASSETS — 100%	$866,036,198

*	Non-income producing security

#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

^	Securities lending collateral

+	All or a portion of this security is out on loan at September 30, 2004.

ADR	American Depository Receipts

See notes to the financial statements.

Hennessy Cornerstone Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2004

Number of Shares		Value
	COMMON STOCKS — 99.08%
	Auto Parts — 3.92%
83,000	Daimlerchrysler AG	$3,437,860
108,800	Genuine Parts Company	4,175,744
		7,613,604
	Auto & Truck — 3.41%
378,800	Delphi Automotive Systems	3,519,052
73,500	General Motors Corporation	3,122,280
		6,641,332
	Building Products — Cement — 2.13%
147,300	Cemex S.A. de C.V. — ADR	4,145,022
	Chemicals — 3.89%
90,200	The Dow Chemical Company	4,075,236
81,700	E.I. du Pont de Nemours and Company	3,496,760
		7,571,996
	Commercial Banks — 11.99%
150,900	AmSouth Bancorporation	3,681,960
96,500	BB&T Corporation	3,830,085
68,200	Comerica, Inc.	4,047,670
83,500	First Horizon National Corporation	3,620,560
164,700	Huntington Bancshares	4,102,677
121,900	Regions Financial Corporation	4,030,014
		23,312,966
	Commercial Printing — 2.11%
130,700	Donnelley RR & Sons Company	4,093,524
	Drugs — 4.86%
136,200	Bristol-Myers Squibb Company	3,223,854
80,500	GlaxoSmithKline plc — ADR	3,520,265
82,300	Merck & Company	2,715,900
		9,460,019

See notes to the financial statements.

Hennessy Cornerstone Value Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Number of Shares		Value
	COMMON STOCKS (Continued)
	Food, Beverage & Tobacco — 11.33%
179,800	Albertson’s, Inc.	$4,302,614
67,400	Altria Group, Inc.	3,170,496
138,500	Conagra Foods, Inc.	3,560,835
70,500	Diageo PLC — ADR	3,555,315
99,300	H.J. Heinz Company	3,576,786
169,400	Sara Lee Corporation	3,872,484
		22,038,530
	Forest Products & Paper — 2.06%
125,300	MeadWestvaco Corporation	3,997,070
	Insurance — 3.83%
91,700	Lincoln National Corporation	4,309,900
95,100	St. Paul Companies	3,144,006
		7,453,906
	Investment Banker/Broker — 3.82%
75,300	Citigroup, Inc.	3,322,236
102,100	J.P. Morgan Chase & Company	4,056,433
1,263	Piper Jaffray Companies, Inc.*	50,002
		7,428,671
	Office Automation & Equipment — 2.10%
92,700	Pitney Bowes, Inc.	4,088,070
	Oil & Gas — 14.33%
78,900	BP plc — ADR	4,539,117
91,200	ChevronTexaco Corporation	4,891,968
59,700	ConocoPhillips	4,946,145
82,700	Kerr-McGee Corporation	4,734,575
118,000	Marathon Oil Corporation	4,871,040
87,500	Shell Transport & Trading Company plc — ADR	3,894,625
		27,877,470
	Plastics Products — 1.74%
168,800	Newell Rubbermaid, Inc.	3,382,752

See notes to the financial statements.

Hennessy Cornerstone Value Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Number of Shares		Value
	COMMON STOCKS (Continued)
	Retail — 1.76%
133,200	The May Department Stores Company	$3,413,916
	Savings & Loans — 1.83%
91,000	Washington Mutual, Inc.	3,556,280
	Super-Regional Banks-US — 10.09%
94,200	Bank of America Corporation	4,081,686
110,100	National City Corporation	4,252,062
129,800	US Bancorp	3,751,220
78,900	Wachovia Corporation	3,704,355
64,200	Wells Fargo Company	3,828,246
		19,617,569
	Telephone — 13.88%
78,900	Alltell Corporation	4,332,399
189,600	AT&T Corporation	2,715,072
130,800	Bellsouth Corporation	3,547,296
144,700	SBC Communications, Inc.	3,754,965
239,900	Sprint Corporation	4,829,187
25,800	Telefonica de Argentina S.A. — ADR*+	258
111,100	Telefonos de Mexico — ADR*	3,585,197
107,300	Verizon Communications, Inc.	4,225,474
		26,989,848
	Total Common Stocks (Cost $190,704,615)	192,682,545
Principal Amount
	SHORT-TERM OBLIGATIONS — 0.82%
	Commercial Paper — 0.03%
$3,638	Blue Grass, C.P., 1.881%, due 05/18/2005^	3,638
5,332	Concord Min Cap C.P., 1.730%, due 10/08/2004^	5,332
3,753	Ford Credit Floor Plan, C.P., 1.655%, due 10/22/2004^	3,753
5,332	Goldman Sachs, C.P., 1.955%, due 04/22/2005^	5,332
1,255	Independence, C.P., 1.830%, due 01/18/2005^	1,255
3,764	Lakeside Funding, C.P., 1.790%, due 10/08/2004^	3,764
1,882	Landesbank Baden Wurtemberg, C.P., 1.480%, due 11/12/2004^	1,882
2,823	Leafs LLC, C.P., 1.821%, due 04/20/2005^	2,823

See notes to the financial statements.

Hennessy Cornerstone Value Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Principal Amount		Value
	SHORT-TERM OBLIGATIONS (Continued)
	Commercial Paper (Continued)
$ 6,170	Liquid Funding Ltd., C.P., 1.742%, due 10/12/2004^	$6,170
1,568	Lloyds Bank, C.P., 1.460%, due 11/17/2004^	1,568
2,506	Main St. Wrehse, C.P., 1.742%, due 10/04/2004^	2,506
3,132	Main St. Wrehse, C.P., 1.843%, due 10/20/2004^	3,132
5,634	MBNA Credit, C.P., 1.764%, due 10/26/2004^	5,634
1,255	Morgan Stanley, C.P., 1.955%, due 12/08/2004^	1,255
3,764	Morgan Stanley, C.P., 1.955%, due 03/07/2005^	3,764
3,759	Park Granada LLC, C.P., 1.622%, due 10/01/2004^	3,759
2,490	Sigma Finance, C.P., 1.512%, due 11/29/2004^	2,490
3,136	Sigma Finance, C.P., 1.945%, due 05/17/2005^	3,136
	Total Commercial Paper (Cost $61,193)	61,193
	Corporate Bonds & Notes — 0.02%
4,705	Allstate Life Global, 1.750%, due 07/15/2009^	4,705
3,136	Bayer Lndbk NY, 1.830%, due 06/24/2005^	3,136
5,646	Halogen Funding Co. LLC, 1.800%, due 10/18/2005^	5,646
2,823	Lloyds Institutional C.D., 1.18%, due 10/27/2004^	2,823
941	Metlife Global Funding, 1880%, due 10/28/2005^	941
3,762	Natexis Banq NY C.D., 1.920%, due 07/12/2005^	3,762
941	Premium Asset Trust, 1.740%, due 07/01/2005^	941
3,136	Rabobank Nederland C.D., 2.015%, due 03/02/2005^	3,136
2,823	Svenska Handlsbnkn AN C.D., 1.170%, due 10/21/2004^	2,823
3,159	West LB C.D., 1.410%, due 10/18/2004^	3,159
	Total Corporate Bonds & Notes (Cost $31,072)	31,072
	Corporate Paydown Security — 0.00%
3,136	REMAC, 1.867%, due 03/12/2005^	3,136
	Total Corporate Paydown Security (Cost $3,136)	3,136
	Repurchase Agreements — 0.02%
9,409	CS First Boston Repo., 1.920%, dated 09/30/2004,
	matures 10/01/04, repurchase price $9,410
	(collateralized by Federal Mortgage Securities $9,599)^	9,409
6,273	CS First Boston Repo., 1.936%, dated 09/30/2004,
	matures 10/01/04, repurchase price $6,273
	(collateralized by Private Mortgage Securities $6,586)^	6,273

See notes to the financial statements.

Hennessy Cornerstone Value Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Principal Amount		Value
	SHORT-TERM OBLIGATIONS (Continued)
	Repurchase Agreements (Continued)
$ 1,568	CS First Boston Repo., 1.936%, dated 09/30/2004,
	matures 10/01/04, repurchase price $1,568
	(collateralized by Private Mortgage Securities $1,647)^	$1,568
10,977	Lehman Brothers Repo., 2.000%, dated 09/30/2004,
	matures 10/01/04, repurchase price $10,978
	(collateralized by Corporate Bonds $12,075)^	10,977
12,546	Morgan Stanley Repo., 1.920%, dated 09/30/2004,
	matures 10/01/04, repurchase price $12,547
	(collateralized by Government Mortgage Securities $12,659)^	12,546
	Total Repurchase Agreements (Cost $40,773)	40,773
	Discount Notes — 0.75%
1,463,000	Federal Home Loan Bank Discount Note, 1.0000%, due 10/01/2004	1,463,000
	Total Discount Notes (Cost $1,463,000)	1,463,000
	Variable Rate Demand Notes# — 0.00%
1,286	American Family Financial Services, Inc., 1.4525%	1,286
1,286	Wisconsin Corporate Central Credit Union, 1.5100%	1,286
	Total Variable Rate Demand Notes (Cost $2,572)	2,572
Number of Shares
	Money Market Fund — 0.00%
3	Merrill Lynch Premier Institutional Fund^	3
	Total Money Market Fund (Cost $3)	3
	Total Short-Term Investments (Cost $1,601,749)	1,601,749
	Total Investments — 99.90% (Cost $192,306,364)	194,284,294
	Other Assets and Liabilities, Net — 0.10%	201,398
	NET ASSETS — 100%	$194,485,692

*	Non-income producing security

#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

^	Securities lending collateral

+	All or a portion of this security is out on loan at September 30, 2004.

ADR	American Depository Receipts

See notes to the financial statements.

Hennessy Focus 30 Fund
SCHEDULE OF INVESTMENTS
September 30, 2004

Number of Shares		Value
	COMMON STOCKS — 97.71%
	Apparel — 3.07%
61,600	Quiksilver, Inc.*	$1,565,872
	Auto Parts & Equipment — 3.13%
149,000	The Goodyear Tire & Rubber Company*	1,600,260
	Chemicals — 6.69%
29,400	Ashland Inc.	1,648,752
78,800	Lyondell Chemical Company	1,769,848
		3,418,600
	Coal — 6.38%
56,500	Massey Energy Company	1,634,545
27,300	Peabody Energy Corporation	1,624,350
		3,258,895
	Distribution/Wholesale — 3.11%
52,900	Hughes Suppy, Inc.	1,590,703
	Electric — 6.41%
103,200	Allegheny Energy, Inc.*	1,647,072
181,800	Sierra Pacific Resources*	1,627,110
		3,274,182
	Entertainment — 3.20%
40,500	Penn National Gaming, Inc.*	1,636,200
	Hand/Machine Tools — 3.27%
21,600	The Black & Decker Corporation	1,672,704
	Home Builders — 3.06%
25,500	Pulte Homes, Inc.	1,564,935
	Iron/Steel — 6.65%
18,100	Nucor Corporation	1,653,797
45,100	Steel Dynamics, Inc.	1,741,762
		3,395,559
	Leisure Time — 3.36%
37,500	Brunswick Corporation	1,716,000

See notes to the financial statements.

Hennessy Focus 30 Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery — Construction & Mining — 6.87%
49,500	Joy Global Inc.	$1,701,810
41,700	Terex Corporation*	1,809,780
		3,511,590
	Oil & Gas — 16.40%
18,700	Amerada Hess Corporation	1,664,300
43,100	Premcor Inc.*	1,659,350
23,000	Sunoco, Inc.	1,701,540
55,800	Tesoro Petroleum Corporation*	1,647,774
21,300	Valero Energy Corporation	1,708,473
		8,381,437
	Oil & Gas Services — 9.86%
49,200	FMC Technologies, Inc.*	1,643,280
45,500	Lone Star Technologies, Inc.*	1,719,900
54,300	Maverick Tube Corporation*	1,672,983
		5,036,163
	Retail — 9.77%
109,800	Circuit City Stores, Inc.	1,684,332
45,900	Dick’s Sporting Goods, Inc.*	1,634,958
19,100	Kmart Holding Corporation*	1,670,677
		4,989,967
	Telecommunications — 3.24%
30,100	Harris Corporation	1,653,694
	Transportation — 3.24%
35,200	Ryder System, Inc.	1,655,808
	Total Common Stocks (Cost $48,535,729)	49,922,569

See notes to the financial statements.

Hennessy Focus 30 Fund
SCHEDULE OF INVESTMENTS — (Continued)
September 30, 2004

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 3.18%
	Discount Notes — 3.18%
$1,626,000	Federal Home Loan Bank Discount Note, 1.0000%, due 10/01/2004	$1,626,000
	Total Discount Notes (Cost $1,626,000)	1,626,000
	Variable Rate Demand Notes# — 0.00%
456	American Family Demand Note, 1.4525%	456
604	Wisconsin Corporate Central Credit Union, 1.5100%	604
	Total Variable Rate Demand Notes (Cost $1,060)	1,060
	Total Short-Term Investments (Cost $1,627,060)	1,627,060
	Total Investments — 100.89% (Cost $50,162,789)	51,549,629
	Other Liabilities and Assets, Net — (0.89%)	(455,707)
	NET ASSETS — 100%	$51,093,922

*	Non-income producing security

#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2004

1).	ORGANIZATION

The Hennessy Mutual Funds, Inc. (the “Company”) was organized as a Maryland corporation on May 20, 1996 and consists of three separate series (the “Funds”): Hennessy Cornerstone Growth Fund (the “Growth Fund”), Hennessy Cornerstone Value Fund (the “Value Fund”) and the Hennessy Focus 30 Fund (the “Focus 30 Fund”), formerly SYM Select Growth Fund. The Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Growth Fund and Value Fund commenced operations on November 1, 1996. On September 17, 2003, the Focus 30 Fund acquired the assets, and assumed the liabilities, of the SYM Select Growth Fund, a former series of Advisors Series Trust. Hence, the Focus 30 Fund commenced operations on September 17, 2003.

2).	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a).  Investment Valuation – Securities that are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. When a price of an underlying security is not readily available or if a significant event has occurred that indicates that the closing price of a security no longer represents the true value of that security, procedures have been put in place to determine a fair value of the security. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: size of holding, trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.

b).  Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales and deferred post-October losses for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).  Income and Expenses – Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d).  Distributions to Shareowners – Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

e).  Security Transactions – Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).  Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.

NOTES TO THE FINANCIAL STATEMENTS
(Continued)
September 30, 2004

The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1.50% redemption fee on shares held less than three months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fees charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

h).  Repurchase Agreements – Each Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

3).	INVESTMENT TRANSACTIONS

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Growth Fund	Value Fund	Focus 30 Fund
Purchases	$976,236,872	$10,471,870	$65,582,565
Sales	$929,295,989	$12,718,243	$52,364,294

4).	INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Manager”) is the manager of the Funds. The Manager provides the Funds with investment management services under a Management Agreement. The Manager furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Manager is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Growth Fund	0.74%
Value Fund	0.74%
Focus 30 Fund	1.00%

The Manager has agreed to reimburse the Focus 30 Fund to the extent necessary to insure that the “Total Annual Fund Operating Expense” does not exceed 1.45%. This expense cap will be in effect until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc.

The Board of Directors has approved a Shareholder Servicing Plan, which was instituted to compensate the Manager for the non-investment management services it provides the Growth and Value Funds. The Plan provides for a monthly fee paid to the Manager at an annual rate of 0.10% of the average daily net assets of the Growth and Value Funds.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the year ended September 30, 2004 were $2,285,571, $339,969 and $131,749 for Growth, Value and Focus 30 Funds, respectively.

The Funds also have agreements with other third party administrators to maintain records and service shareholders who have purchased shares of the Funds through their organizations. The Funds pay a fee to these organizations equal to 0.10% of the average daily net assets attributable to them. These fees are disclosed in the Statement of Operations as Sub-transfer agent expenses.

The SYM Select Growth Fund was the predecessor fund of the Focus 30 Fund. All performance and opera-

NOTES TO THE FINANCIAL STATEMENTS
(Continued)
September 30, 2004

tions reported for periods before September 17, 2003, represent the activity of the SYM Select Growth Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliated company of U.S. Bank, N.A.

5).	SECURITIES LENDING

The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least 102% of the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of September 30, 2004, the Growth Fund and Value Fund had on loan securities valued at $414,088,368 and $258, respectively, and collateral of $434,040,691 and $136,174, respectively.

6).	LINE OF CREDIT

The Growth, Value and Focus 30 Funds have $20,000,000, $500,000 and $500,000 lines of credit, respectively, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with its custodian bank, U.S. Bank, N.A. The credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable monthly for the Growth and Value Funds. During the year ended September 30, 2004 the Growth Fund had an outstanding average daily balance and a weighed average interest rate of $389,658 and 4.15%, respectively. The maximum amount outstanding for the Growth Fund during the year ended September 30, 2004 was $10,935,000. At September 30, 2004, the Growth Fund had a loan payable balance of $386,000. Also during the year ended September 30, 2004, the Value Fund had an outstanding average daily balance and a weighed average interest rate of $5,948 and 4.50%, respectively. The maximum amount outstanding for the Value Fund during the year ended September 30, 2004 was $377,000. At September 30, 2004, the Value Fund had a loan payable balance of $0. During the year ended September 30, 2004, the Focus 30 Fund did not borrow on its line of credit.

7).	FEDERAL TAX INFORMATION

The tax character of distributions paid during 2003 and 2004 for the Growth Fund were as follows:

	Year Ended September 30,
	2004	2003
Distributions paid from:
Ordinary income	$—	$378,851
Long-term capital gain	—	14,633,089
	$—	$15,011,940

The tax character of distributions paid during 2003 and 2004 for the Value Fund were as follows:

	Year Ended September 30,
	2004	2003
Distributions paid from:
Ordinary income	$421,282	$360,831
Long-term capital gain	—	—
	$421,282	$360,831

The tax character of distributions paid during 2003 and 2004 for the Focus 30 Fund were as follows:

Year Ended September 30,
	2004	2003
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—

NOTES TO THE FINANCIAL STATEMENTS
(Continued)
September 30, 2004

The following balances for the Funds are as of September 30, 2004:

	Growth Fund	Value Fund	Focus 30 Fund
Cost of investments (a)	$1,306,566,170	$192,370,689	$50,162,789
Gross unrealized appreciation	112,529,653	11,647,199	1,446,554
Gross unrealized depreciation	(118,266,283)	(9,733,594)	(59,714)
Net unrealized appreciation (depreciation)	$(5,736,630)	$1,913,605	$1,386,840
Undistributed ordinary income	$—	$3,167,762	$—
Undistributed long-term capital gain	173,840,519	—	—
Total distributable earnings	$173,840,519	$3,167,762	$—
Accumulated realized losses	$(3,829,478)	$(148,612,790)	$(8,040,896)
Total accumulated realized and unrealized gains (losses)	$164,274,411	$(143,531,423)	$(6,654,056)

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At September 30, 2004, the Funds’ latest fiscal year end, the Growth Fund had tax basis capital losses of $3,829,478, which may be carried over to offset future capital gains. Of such losses, $102,197 expire September 30, 2008, $2,532,547 expire September 30, 2009 and $1,194,734 expire on September 30, 2010. Additionally, the Growth Fund had no post-October loss deferrals as of September 30, 2004.

At September 30, 2004, the Funds’ latest fiscal year end, the Value Fund had tax basis capital losses of $148,612,790, which may be carried over to offset future capital gains. Of such losses, $5,629,440 expire September 30, 2006, $45,899,693 expire September 30, 2007, $57,383,495 expire September 30, 2008, $11,505,303 expire September 30, 2009, $27,482,264 expire September 30, 2011 and $712,595 expire on September 30, 2012. Additionally, the Value Fund had no post-October loss deferrals as of September 30, 2004.

At September 30, 2004, the Funds’ latest fiscal year end, the Focus 30 Fund had tax basis capital losses of $8,040,896, which may be carried over to offset future capital gains. Of such losses, $8,040,896 expire on December 31, 2010. Additionally, the Focus 30 Fund had no post-October loss deferrals as of September 30, 2004.

As described in footnote 9, the merger between the Growth Fund and the Lindner Small Cap Growth Fund, the Growth Fund and the Lindner Communications Fund was transacted on February 27, 2004. On the merger date, the Lindner Small Cap Growth Fund had $1,521,466 of accumulated realized loss and the Lindner Communications Fund had $15,129,988 of accumulated realized loss, of which $12,118,852 was disallowed by the IRS. As a result of these permanent book-to-tax differences for the Growth Fund, accumulated undistributed net realized loss on investment has been increased by $12,118,852 and capital stock has been decreased by $12,118,852. Further, as a result of a permanent book-to-tax difference relating to a net operating loss, accumulated undistributed net investment loss has been increased by $6,045,256 and capital stock has been decreased by $6,045,256. Additionally, for the Growth Fund, as a result of the permanent book-to-tax differences relating to equalization payments, accumulated undistributed net realized gain has been decreased by $42,156,087 and capital stock has been increased by $42,156,087.

The merger between the Value Fund and the Lindner Growth and Income Fund also transacted on February 27, 2004. On the merger date, the Lindner Growth and Income Fund had $145,153,143 of accumulated undistributed realized loss.

Additionally, for the Focus 30 Fund, as a result of permanent book-to-tax differences relating to a net operating loss, accumulated undistributed net investment loss has been increased by $450,015 and capital stock has been decreased by $450,015.

NOTES TO THE FINANCIAL STATEMENTS
(Continued)
September 30, 2004

8).	FEDERAL TAX DISTRIBUTION INFORMATION (Unaudited)

The Value Fund designates 100.0% of the dividends declared from net investment income during the year ended September 30, 2004 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2004, 100.0% of the ordinary distributions paid by the Value Fund qualifies for the dividend received deduction available to corporate shareholders.

9).	FUND MERGERS

On February 20, 2004, the shareholders of the below Lindner Funds approved the agreement and plan or reorganization providing for the transfer of assets and assumption of liabilities of the Lindner Funds to the corresponding Hennessy Funds. Prior to the merger, the Lindner Growth & Income Fund had an other liabilities balance of $101,463 on its books due to an underlying shareholder claim. As a result of the merger, the Value Fund assumed this balance, which is disclosed on the Statements of Assets and Liabilities. On February 27, 2004 the merger was transacted. The following table illustrates the specifics of the tax-free mergers:

Acquired Lindner Fund	Acquiring Hennessy Fund	Acquired Funds Net Assets	Shares issued to Shareholders of Acquired Fund	Acquiring Funds Net Assets	Combined Net Assets
Small Cap Growth	Growth	$7,133,897(1)	369,776	$943,247,388	$958,599,460
Communications	Growth	$8,218,175(2)	425,974	$943,247,388	$958,599,460
Growth & Income	Value	$179,367,979(3)	14,615,807	$25,954,467	$205,322,446

(1)  Includes capital loss carryovers in the amount of $1,521,466.

(2)  Includes capital loss carryovers in the amount of $15,129,988.

(3)  Includes capital loss carryovers and unrealized appreciation in the amount of $145,153,143 and $942,674, respectively.

10).	ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Funds in Complex Overseen by Director	Other Directorships Held by Directors
Independent Directors
Robert T. Doyle, 57 The Courtyard Square 750 Grant Ave., Ste. 100 Novato, CA 94945	Independent Director	Indefinite Term; Served since January 1996.	Currently the Sheriff of Marin County, California (since 1996) and has been employed in the Marin County Sheriff’s Office in various capacities since 1969.	5	Director of The Hennessy Funds, Inc.
J. Dennis DeSousa, 68 The Courtyard Square 750 Grant Ave., Ste. 100 Novato, CA 94945	Independent Director	Indefinite Term; Served since January 1996.	Currently a real estate investor; Owner/director, North Bay Television, Inc. (1985-1999).	5	Director of The Hennessy Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
(Continued)
September 30, 2004

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Funds in Complex Overseen by Director	Other Directorships Held by Directors
Gerald P. Richardson, 58 The Courtyard Square 750 Grant Ave., Ste. 100 Novato, CA 94945	Independent Director	Indefinite Term; Served since May 2004.	Currently Chief Executive Officer/owner, ORBIS Payment Services (since January 2001); Consultant, Sonoma County Treasurer/Tax Collector (since July 2000); Principal, Morgan Stanley (Fixed Income) (1981-1999); Chief Investment Officer, City and County of San Francisco Treasurer’s Office (1971-1981).	5	Director of The Hennessy Funds, Inc.
Interested Director
Neil J. Hennessy, 48 Hennessy Advisors, Inc. The Courtyard Square 750 Grant Ave., Ste. 100 Novato, CA 94945	Director and President	Indefinite Term; Served since January 1996.	President of the Manager since 1989; President and Investment Manager of The Hennessy Mutual Funds, Inc. since 1996.	5	Director of The Hennessy Funds, Inc. and Hennessy Advisors, Inc.

Additional information about the Funds’ directors is available in the Statement of Additional Information, which may be obtained without charge, upon request, by calling 1-800-966-4354.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
The Hennessy Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities of The Hennessy Mutual Funds, Inc. (comprising, respectively, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value Fund, and the Hennessy Focus 30 Fund), collectively referred to as the “Funds”, including the schedules of investments as of September 30, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended (year ended September 30, 2004 and nine-month period ended September 30, 2003 for the Hennessy Focus 30 Fund), and financial highlights for each of the years in the four-year period then ended (year ended September 30, 2004 and nine-month period ended September 30, 2003 for the Hennessy Focus 30 Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund for the year ended September 30, 2000 were audited by other auditors whose report thereon dated November 13, 2000, expressed an unqualified opinion on these statements. The accompanying financial statements of the Hennessy Focus 30 Fund including the statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for the year ended December 31, 2002 and period January 2, 2001 though December 31, 2001 were audited by other auditors whose report thereon dated January 25, 2003 expressed an unqualified opinion on these statements.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value Fund, and the Hennessy Focus 30 Fund as of September 30, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended (year ended September 30, 2004 and nine-month period ended September 30, 2003 for the Hennessy Focus 30 Fund), and the financial highlights for each of the years in the four-year period then ended (year ended September 30, 2004 and nine-month period ended September 30, 2003 for the Hennessy Focus 30 Fund), in conformity with accounting principles generally accepted in the United States of America.

November 16, 2004
Chicago, Illinois

Hennessy Cornerstone Growth Fund
ALLOCATION OF PORTFOLIO ASSETS
As of September 30, 2004

Hennessy Cornerstone Value Fund
ALLOCATION OF PORTFOLIO ASSETS
As of September 30, 2004

Hennessy Focus 30 Fund
ALLOCATION OF PORTFOLIO ASSETS
As of September 30, 2004

EXPENSE EXAMPLE
September 30, 2004

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

The first set of lines within the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.50% of the net amount of the redemption if you redeem your shares less than 90 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. The examples below include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second set of lines within the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Expenses Paid During Period(1) 4/1/04–9/30/04
Actual
Growth Fund	$1,000.00	$978.60	$6.23
Value Fund	$1,000.00	$1,015.00	$5.84
Focus 30 Fund	$1,000.00	$952.70	$6.98

Hypothetical (5% return before expenses)
Growth Fund	$1,000.00	$1,037.40	$6.42
Value Fund	$1,000.00	$1,038.40	$5.91
Focus 30 Fund	$1,000.00	$1,035.70	$7.28

(1)	Expenses are equal to the Growth Fund’s, Value Fund’s and Focus 30 Fund’s expense ratios of 1.26%, 1.16%, and 1.43%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect one-half year period).

How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-800-966-4354; (2) at hennessyfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. A copy of the Funds’ proxy voting records may also be obtained without charge, upon request, by calling 1-800-966-4354.

Quarterly Filings on Form N-Q

Beginning with the quarter ending December 31, 2004, the Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds’ N-Q will also be available upon request by calling 1-800-966-4354.

Investment Adviser
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, CA 94945
(800) 966-4354

Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 261-6950

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Directors
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5367

Independent Registered Public Accounting Firm
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

THE HENNESSY MUTUAL FUNDS, INC.

ANNUAL REPORT
SEPTEMBER 30, 2004

Hennessy Cornerstone Growth
Fund Symbol: HFCGX

Hennessy Cornerstone Value
Fund Symbol: HFCVX

Hennessy Focus 30 Fund
Fund Symbol: HFTFX

Hennessy
Mutual Funds

The Hennessy Mutual Funds, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945
(415) 899-1555
(800) 966-4354
www.hennessyfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-966-4354.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item  4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2004	FYE 09/30/2003

Audit Fees	$46,000	$41,075
Audit-Related Fees	7,000	12,600
Tax Fees	10,800	10,500
All Other Fees	--	--

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2004	FYE 09/30/2003

Registrant	--	--
Registrant's Investment Adviser	--	$73,950

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item  7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable to open-end investment companies.

Item  8. Purchases of Equity Securities by Closed-End Management Investment Company
and Affiliated Purchases.

Not applicable to open-end investment companies.

Item  9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item  10. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Hennessy Mutual Funds, Inc.

By (Signature and Title)      /s/ Neil J. Hennessy
                                           Neil J. Hennessy, President

Date    12/1/04

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Neil J. Hennessy
                                           Neil J. Hennessy, President

Date    12/1/04

By (Signature and Title)*    /s/ Teresa M. Nilsen
                                           Teresa M. Nilsen, Treasurer

Date    12/1/04